                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2002


                    GMAC Commercial Mortgage Securities, Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                   333-100695              23-2811925
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION)            (I.R.S. EMPLOYER
OF INCORPORATION)                   FILE NUMBER)            IDENTIFICATION NO.)


     200 Witmer Road, Horsham, Pennsylvania                       19044
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code (215) 328-3480


                  Not Applicable
--------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                         Exhibit Index Located on Page 7
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 19, 2002, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 2002, among GMAC Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM"), as master servicer and special servicer, and Wells Fargo Bank Minnesota, National Association., as trustee. The Certificates consist of twenty-two classes identified as the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O-1 Certificates," the "Class O-2 Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"). The Mortgage Loans, as of the due date of each such Mortgage Loan in February 2002 (each, the "Cut-off Date"), have an aggregate principal balance of $777,414,016 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to two mortgage loan purchase agreements, each dated December 10, 2002, between GSMC as seller and the Depositor as purchaser, and a supplemental agreement, dated December 10, 2002, between GSMC as purchaser and GMACCM as seller, attached hereto as Exhibits 99.1, 99.2 and 99.4, respectively. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement, dated December 10, 2002, between GMACCM as seller and the Depositor as purchaser 99.3. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement, dated December 10, 2002, between GACC as seller and the Depositor as purchaser 99.5. The Depositor acquired certain of the Trust Fund assets from Morgan Stanley Dean Witter Mortgage Capital Inc. ("MSDWMC") pursuant to a mortgage loan purchase agreement, dated December 10, 2002, between MSDWMC as seller and the Depositor as purchaser 99.6. The Depositor sold the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co. ("Goldman"), Deutsche Bank Securities Inc. ("DB") and Morgan Stanley & Co. Incorporated ("Morgan" and, with Goldman and DB in such capacity, the "Underwriters") pursuant to an underwriting agreement dated December 10, 2002 among the Underwriters, GMACCM and the Depositor, attached hereto as Exhibit 1.1. The Depositor sold the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O-1, Class O-2 and Class P Certificates to Goldman, DB and Morgan pursuant to a certificate purchase agreement dated December 10, 2002. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Wachovia Bank, N.A.

         Each of Class X-1 and Class X-2 Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as

                                       2
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provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $777,414,016 and $739,228,000, respectively. The Class A-1 Certificates will have an initial Certificate Balance of $207,716,000. The Class A-2 Certificates will have an initial Certificate Balance of $406,440,000. The Class B Certificates will have an initial Certificate Balance of $29,153,000. The Class C Certificates will have an initial Certificate Balance of $11,661,000. The Class D Certificates will have an initial Certificate Balance of $18,463,000. The Class E Certificates will have an initial Certificate Balance of $11,661,000. The Class F Certificates will have an initial Certificate Balance of $9,717,000. The Class G Certificates will have an initial aggregate Certificate Balance of $9,718,000. The Class H Certificates will have an initial Certificate Balance of $9,718,000. The Class J Certificates will have an initial Certificate Balance of $18,464,000. The Class K Certificates will have an initial Certificate Balance of $8,746,000. The Class L Certificates will have an initial Certificate Balance of $5,831,000. The Class M Certificates will have an initial Certificate Balance of $4,859,000. The Class N Certificates will have an initial Certificate Balance of $3,887,000. The Class O-1 Certificates will have an initial Certificate Balance of $2,722,000. The Class O-2 Certificates will have an initial Certificate Balance of $1,165,000. The Class P Certificates will have an initial Certificate Balance of $17,493,016. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)   Financial Statements of Businesses Acquired.

               Not applicable

         (b)   Pro Forma Financial Information.

               Not applicable

         (c)   Exhibits.

Exhibit No.       Document Description
-----------       --------------------

1.1 Underwriting Agreement, dated as of December 10, 2002, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, National Association, as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Supplemental Agreement, dated as of December 10, 2002, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between Morgan Stanley Dean Witter Mortgage Capital Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GMAC COMMERCIAL MORTGAGE SECURITIES,
                                            INC., Registrant

                                            By:
                                               ---------------------------------
                                               Name:  David Lazarus
                                               Title: Vice President







Dated: December    , 2002


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                                INDEX OF EXHIBITS

Exhibit           Description
-------           -----------

1.1 Underwriting Agreement, dated as of December 10, 2002, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, National Association, as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Supplemental Agreement, dated as of December 10, 2002, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Mortgage Loan Purchase Agreement, dated as of December 10, 2002, between Morgan Stanley Dean Witter Mortgage Capital Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.



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